QUARTERLY INFORMATION (unaudited)	12 Months Ended
Feb. 23, 2019
Quarterly Financial Information Disclosure [Abstract]
QUARTERLY INFORMATION (unaudited)
QUARTERLY INFORMATION (
unaudited
)
The summarized quarterly financial data presented below reflects all adjustments, which in the opinion of management, are of a normal and recurring nature and are necessary for a fair statement of the results for the interim periods presented (in millions):

	Fiscal 2018
	52 Weeks	Last 12 Weeks	Third 12 Weeks	Second 12 Weeks	First 16 Weeks
Net sales and other revenue	$60,534.5	$14,016.6	$13,840.4	$14,024.1	$18,653.4
Gross profit	16,894.6	4,058.7	3,852.4	3,812.8	5,170.7
Operating income	787.3	288.4	174.4	131.4	193.1
Income (loss) before income taxes	52.2	137.0	(19.8)	(44.3)	(20.7)
Income tax (benefit) expense	(78.9)	1.4	(65.4)	(11.9)	(3.0)

Net income (loss)	$131.1	$135.6	$45.6	$(32.4)	$(17.7)

Basic and diluted net income (loss) per common share	$0.47	$0.49	$0.16	$(0.12)	$(0.06)

Net income for the third quarter of fiscal 2018 includes the Company’s provisional SAB 118 adjustment of $60.3 million related to the Tax Cuts and Jobs Act (the “Tax Act”). Net income for the second quarter of fiscal 2018 includes the Company’s $135.8 million net gain on property dispositions, asset impairments and lease exit costs.

	Fiscal 2017
	52 Weeks	Last 12 Weeks	Third 12 Weeks	Second 12 Weeks	First 16 Weeks
Net sales and other revenue	$59,924.6	$14,033.7	$13,599.2	$13,831.7	$18,460.0
Gross profit	16,361.1	3,948.3	3,624.6	3,729.7	5,058.5
Operating (loss) income(1)	(56.6)	181.8	(101.0)	(219.8)	82.4
(Loss) income before income taxes	(917.5)	15.3	(305.4)	(422.9)	(204.5)
Income tax (benefit) expense	(963.8)	(373.0)	(523.5)	(67.7)	0.4

Net income (loss)	$46.3	$388.3	$218.1	$(355.2)	$(204.9)

Basic and diluted net income (loss) per common share	$0.17	$1.39	$0.78	$(1.27)	$(0.73)

(1)	Fiscal 2017 has been adjusted for the retrospective adoption of Accounting Standards Update (“ASU”)
2017-07,
“
Compensation—Retirement Benefits (Topic 715)—Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost” in
 the first quarter of fiscal 2018. We reclassified
non-service
pension and post-retirement cost components to Other income from Selling and administrative expenses. See Note 1 - Description of business, basis of presentation and summary of significant accounting policies.

Net loss for the second quarter of fiscal 2017 includes a goodwill impairment charge of $142.3 million. Net income during fiscal 2017 includes additional asset impairment charges of $100.9 million.
Net income in the third quarter of fiscal 2017 includes a non-cash income tax benefit of $359.0 million related to the release of a substantial portion of NALP’s valuation allowance associated with the Reorganization Transactions. Fiscal 2017 reflects a net non-cash income tax benefit of $218.0 million related to the release of substantially all of NALP’s valuation allowance, a difference of $141.0 million due to additional valuation allowance recorded for the first three quarters of fiscal 2017 through the date of the Reorganization Transactions. Net income for the fourth quarter of fiscal 2017 includes a net non-cash income tax benefit of $430.4 million as a result of the reduction in net deferred tax liabilities due to the lower corporate income tax rate from the enactment of the Tax Act, partially offset by an increase of $46.7 million in net deferred tax liabilities from the Company’s limited liability companies related to the Reorganization Transactions.